CAPITAL MARKETS EXPERIENCE NOVEMBER 4, 2026 Exhibit 99.2 CAPITAL MARKETS EXPERIENCE Rainey Mancini SENIOR VICE PRESIDENT AND HEAD OF INVESTOR RELATIONS

FORWARD-LOOKING INFORMATION AND NON-GAAP DISCLOSURES

Statements made on this webcast and included across all presentations, as well as remarks by the CEO and other members of management, may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements may address the Company's expectations regarding sales, earnings or other future financial performance and liquidity, other performance measures, product introductions, entry into new geographic regions, information technology initiatives, new methods of sale, the Company's long-term strategy, restructuring and other charges and resulting cost savings, and future operations or operating results. These statements may contain words like "expect," "will," "will likely result," "would," "believe," "estimate," "planned," "plans," "intends," "may," "should," "could," "anticipate," "estimate," "project," "projected," "forecast," and "forecasted" or similar expressions. Although the Company believes that its expectations are based on reasonable assumptions within the bounds of its knowledge of its business and operations, actual results may differ materially from the Company's expectations. Factors that could cause actual results to differ materially from our forward-looking statements are described in the Company's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2026. The Company assumes no responsibility to update forward-looking statements made herein or otherwise.

To facilitate discussion of the Company's underlying business, financial results and expectations presented or discussed across all presentations exclude restructuring and other charges and adjustments, unless otherwise noted. Organic net sales represents net sales excluding returns associated with restructuring and other activities; non-comparable impacts of acquisitions, divestitures and brand closures; as well as the impact from foreign currency translation.

The Company uses certain non-GAAP financial measures, among other financial measures, to evaluate its operating performance, which represent the manner in which the Company conducts and views its business. Management believes that excluding certain items that are not comparable from period-to-period, or do not reflect the Company's underlying ongoing business, provides transparency for such items and helps investors and others compare and analyze operating performance from period-to-period. For free cash flow, this measure represents how much cash the Company has available from operations after the deduction of capital expenditures, which are a recurring and necessary use of cash.

The Company anticipates a net sales impact from the acquisition of Forest Essentials in fiscal 2028 related to the fiscal 2028 first quarter which is not able to be forecasted at this time with reasonable certainty, nor are we able to forecast the impact of foreign currency with reasonable certainty. Additionally, the Company expects charges from restructuring and other activities of approximately $40 million to $50 million, before taxes, in fiscal 2028, which are currently expected to impact operating margin, effective tax rate and diluted net earnings per common share, and are excluded from these forward-looking metrics. In isolation, our estimated charges from restructuring and other activities are not expected to impact the projected improvements in these metrics, on a reported basis compared to as adjusted. The Company does not provide full reconciliations of forward-looking non-GAAP measures to the most directly comparable GAAP measures because such reconciliations are not available without unreasonable effort. This is due to the inherent difficulty in forecasting with reasonable certainty certain other amounts that are necessary for such reconciliations. For the same reasons, the Company is unable to forecast with reasonable certainty all adjustments needed in order to provide forward-looking GAAP financial measures at this time. The amount of these adjustments may be material and, therefore, could result in forward-looking GAAP financial measures being materially different or less than forward-looking non-GAAP financial measures. The Company's non-GAAP financial measures may not be comparable to similarly titled measures used by, or determined in a manner consistent with, other companies. While the Company considers the non-GAAP measures useful in analyzing its results, they are not intended to replace, or act as a substitute for, any presentation included in the consolidated financial statements prepared in conformity with U.S. GAAP. Information about GAAP and non-GAAP financial measures, including reconciliation information, is included on the Investors area of the Company's website, www.elcompanies.com, under the heading "GAAP Reconciliation."

See Appendix for footnote definitions referenced throughout this presentation.

AGENDA

TIME	PRESENTATION	SPEAKERS
1:00-2:10 PM	Beauty Reimagined: Turning Ambition into Action	Stéphane de La Faverie, President and CEO
		Akhil Shrivastava, EVP and CFO
		Brian Franz, Chief Technology & Transformation Officer
2:10-3:10 PM	Fueling the Next Generation of Consumer-Centric Growth	
	Creating Consumer Demand	Aude Gandon, Chief Digital & Marketing Officer
	Powering Growth through Disruptive Innovation	René Lammers, Ph.D., EVP, Chief Research & Innovation Officer
	Delivering Growth through a Dynamic Value Chain	Roberto Canevari, EVP, Chief Value Chain Officer
3:10-3:30 PM	Break	

Note: Time in China Standard Time (CST)



TF

AGENDA

TIME	PRESENTATION	SPEAKERS
3:30-4:10 PM	China: A Blueprint for Consumer-Centric Growth	
	The Next China Is Still China	Joy Fan, President and CEO, China
	Estée Lauder: Elevating Brand Leadership through Online Excellence and Innovation	Ginger Yang, SVP/General Manager – Estée Lauder, China
	La Mer: Reinforcing Luxury Skin Care Leadership through Experience and Innovation	Daisy Jiang, SVP/General Manager – La Mer, China
	M·A·C: Accelerating Growth through Youth Engagement and Trend-Led Innovation	Yan Gao, VP/General Manager – M·A·C, China
	The Ordinary: Scaling Next-Generation Engagement through Science and Locally Relevant Innovation	Sherry Bai, Brand General Manager – The Ordinary, China
	Fragrance: Advancing Luxury and Artisanal Fragrance through Signature Retail Experiences and Innovation	Nico Ye, VP/Brand General Manager – Le Labo, KILIAN PARIS, and Editions de Parfums Frédéric Malle, China
4:10-5:10 PM	Travel Retail: A Window to the World	Matthew Crowdon, President, Asia-Pacific and Travel Retail Worldwide
		Olivier Dubos, SVP/General Manager – Travel Retail Worldwide
		Lina Ly, SVP/General Manager - Travel Retail East (Q&A)
5:10-5:55 PM	Closing Remarks	Stéphane de La Faverie, President and CEO

Note: Time in China Standard Time (CST)



LA MER
THE CONCENTRATE
LE CONCENTRÉ

BEAUTY REIMAGINED: TURNING AMBITION INTO ACTION



Stéphane de La Faverie
PRESIDENT AND CHIEF EXECUTIVE OFFICER

BEAUTY REIMAGINED: TURNING AMBITION INTO ACTION DELIVERED A STRONG START TO FISCAL 2027, WITH EXCELLENT RESULTS IN 1Q27 +7% 1Q27 Reported Sales Growth +6% 1Q27 Organic*1 Sales Growth +240bps 1Q27 Adjusted Gross Margin*1 +480bps 1Q27 Adjusted Operating Margin*1 +125% 1Q27 Adjusted Diluted EPS*1 Growth +8% 1Q27 Consumer-facing Investments Growth *See Appendix +20% POWERED FRAGRANCE: PRESTIGE THROUGH LUXURY Organically*1 *See Appendix +4% AMPLIFIED SKIN CARE: HEROES + INNOVATION Organically*1 *See Appendix

+1% REIGNITED MAKEUP: LED BY ARTISTRY AND LUXURY Organically*1 *See Appendix STABILIZED HAIR CARE: DRIVEN BY THE ORDINARY DELIVERED GROWTH IN EVERY REGION, FOR THE 2ND CONSECUTIVE QUARTER +5% +4% THE AMERICAS +1% +4% EUKEM +9% +10% ASIA/PACIFIC +7% +9% MAINLAND CHINA Fiscal 4Q26 Fiscal 1Q27 Organically*1 *See Appendix ACHIEVED STRONG PERFORMANCE IN PRIORITY EMERGING MARKETS +15% Organically*1,2 *See Appendix

REALIZED ONLINE STRENGTH AROUND THE WORLD +High Single-Digit Organically*1,3 THE AMERICAS +High Single-Digit EUKEM +High Single-Digit ASIA/PACIFIC +Double-Digit MAINLAND CHINA +High Single-Digit *See Appendix COMPLEMENTED BY IN-STORE PERFORMANCE Note: Includes travel retail. +Mid Single-Digit Organically*1,4 *See Appendix KILIAN PARIS: Moving from Strength to Strength in Fragrance across Multiple Price Tiers La Mer: Thriving In Luxury M·A·C: Reigniting Growth in the Global Prestige Makeup Leader The Ordinary: Soaring as an Indie BEAUTY REIMAGINED | POWERING OUR PORTFOLIO

BEAUTY REIMAGINED | POWERING OUR PORTFOLIO

La Mer: **Thriving In Luxury**

M·A·C: Reigniting Growth in the Global Prestige Makeup Leader

KILIAN PARIS: Moving from Strength to Strength in Fragrance across Multiple Price Tiers

The Ordinary: Soaring as an Indie

STRENGTHENED **GLOBAL LEADERSHIP** IN LUXURY SKIN CARE IN FY26 AND 1Q27



LA MER
LA MER
THE CONCENTRATE
LE CONCENTRÉ

BEAUTY REIMAGINED | POWERING OUR PORTFOLIO

La Mer: Thriving In Luxury

M·A·C: **Reigniting Growth in the Global Prestige Makeup Leader**

KILIAN PARIS: Moving from Strength to Strength in Fragrance across Multiple Price Tiers

The Ordinary: Soaring as an Indie

RETURNED TO ORGANIC*[1,5] SALES GROWTH IN FY26 AND GREW **DOUBLE-DIGITS IN 1Q27**

*See Appendix



ALL AGES ALL RACES ALL GENDERS

BEAUTY REIMAGINED | POWERING OUR PORTFOLIO

La Mer: Thriving In Luxury

M·A·C: Reigniting Growth in the Global Prestige Makeup Leader

KILIAN PARIS: **Moving from Strength to Strength in Fragrance across Multiple Price Tiers**

The Ordinary: Soaring as an Indie

PORTFOLIO'S **FASTEST-GROWING** BRAND IN FY26 AND 1Q27



Kilian
MIDNIGHT ESPRESSO

BEAUTY REIMAGINED | POWERING OUR PORTFOLIO

La Mer: Thriving In Luxury

M·A·C: Reigniting Growth in the Global Prestige Makeup Leader

KILIAN PARIS: Moving from Strength to Strength in Fragrance across Multiple Price Tiers

The Ordinary: **Soaring as an Indie**

4 CONSECUTIVE QUARTERS OF DOUBLE-DIGIT ORGANIC*[1,6] SALES GROWTH

*See Appendix



3天控油23%
成分党挚爱 盛大入驻抖音
The Ordinary.
Shop by skin problem
Compra por necesidad

FUELED BY BEAUTY REIMAGINED ACCELERATE BEST-IN-CLASS CONSUMER COVERAGE 1 FUEL SUSTAINABLE GROWTH THROUGH BOLD EFFICIENCIES 4 CREATE TRANSFORMATIVE INNOVATION 2 REIMAGINE THE WAY WE WORK 5 BOOST CONSUMER-FACING INVESTMENTS 3 BEAUTY REIMAGINED | OUR GROWTH PLAYBOOK ACCELERATE BEST-IN-CLASS CONSUMER COVERAGE 1 FUEL SUSTAINABLE GROWTH THROUGH BOLD EFFICIENCIES 4 CREATE TRANSFORMATIVE INNOVATION 2 REIMAGINE THE WAY WE WORK 5 BOOST CONSUMER-FACING INVESTMENTS 3 BEAUTY REIMAGINED | OUR GROWTH PLAYBOOK ACCELERATE BEST-IN-CLASS CONSUMER COVERAGE 1 FUEL SUSTAINABLE GROWTH THROUGH BOLD EFFICIENCIES 4 CREATE TRANSFORMATIVE INNOVATION 2 REIMAGINE THE WAY WE WORK 5 BOOST CONSUMER-FACING INVESTMENTS 3 FUEL SUSTAINABLE GROWTH THROUGH BOLD EFFICIENCIES 4 CREATE TRANSFORMATIVE INNOVATION 2 REIMAGINE THE WAY WE WORK 5 BOOST CONSUMER-FACING INVESTMENTS 3 ACCELERATE BEST-IN-CLASS CONSUMER COVERAGE 1 BEAUTY REIMAGINED | OUR GROWTH PLAYBOOK INCREASING BY +200-250 BPS IN FISCAL 2027 BRINGING INNOVATIONS TO MARKET FASTER THAN EVER

FUEL SUSTAINABLE GROWTH THROUGH BOLD EFFICIENCIES 4 REIMAGINE THE WAY WE WORK 5 BOOST CONSUMER-FACING INVESTMENTS 3 ACCELERATE BEST-IN-CLASS CONSUMER COVERAGE 1 CREATE TRANSFORMATIVE INNOVATION 2 BEAUTY REIMAGINED | OUR GROWTH PLAYBOOK INCREASED CONSUMER-FACING INVESTMENTS FOR 7 CONSECUTIVE QUARTERS INVESTING IN HIGHEST ROI OPPORTUNITIES FOR NEW CONSUMER ACQUISITION ACCELERATE BEST-IN-CLASS CONSUMER COVERAGE 1 FUEL SUSTAINABLE GROWTH THROUGH BOLD EFFICIENCIES 4 CREATE TRANSFORMATIVE INNOVATION 2 REIMAGINE THE WAY WE WORK 5 BOOST CONSUMER-FACING INVESTMENTS 3 BEAUTY REIMAGINED | OUR GROWTH PLAYBOOK EXECUTING FINAL PHASE OF PRGP WITH EXCELLENCE EMBRACING AI AND A CONTINUOUS OPTIMIZATION MINDSET ACCELERATE BEST-IN-CLASS CONSUMER COVERAGE 1 CREATE TRANSFORMATIVE INNOVATION 2 REIMAGINE THE WAY WE WORK 5 BOOST CONSUMER-FACING INVESTMENTS 3 FUEL SUSTAINABLE GROWTH THROUGH BOLD EFFICIENCIES 4 BEAUTY REIMAGINED | OUR GROWTH PLAYBOOK ONE ELC ONE CULTURE ONE OPERATING ECOSYSTEM ONE TEAM ENTERPRISE BUSINESS SERVICES GLOBAL MEDIA MODEL UNIFIED DTC COMMERCE PRIMED TO CAPITALIZE ON ONE ELC | ONE TEAM

PRIMED TO BENEFIT FROM ONE ELC | ONE CULTURE


ESTÉE LAUDER COMPANIES
B.E.A.U.T.Y.
COMMITMENTS
HOW WE LEAD AND WIN TOGETHER

Bold
WE LEAD WITH VISION AND AMBITION

Entrepreneurial
WE EMBRACE OWNERSHIP AND ACCOUNTABILITY

Agile
WE MOVE FAST, ALWAYS PUTTING THE CONSUMER FIRST

Unified
WE ARE ONE TEAM

Transformational
WE TRANSFORM WITH SPEED AND FOCUS

YES
WE SAY, "YES!"

PRIMED TO OPTIMIZE ONE ELC | ONE OPERATING ECOSYSTEM

ENTERPRISE BUSINESS SERVICES

ACCENTURE:
85% of roles transitioned through October

GLOBAL MEDIA MODEL

WPP:
100% transitioned, from >30 agencies to one global agency

UNIFIED DTC COMMERCE

SHOPIFY:
On track to deploy 80% of in-scope brand.com sales and ~300 freestanding stores through Fiscal 2027

ACHIEVED 5TH CONSECUTIVE QUARTER OF SALES GROWTH AND MARGIN EXPANSION IN 1Q27

ORGANIC[1] SALES GROWTH*


3%
4%
2%
5%
6%
Fiscal 1Q26
Fiscal 2Q26
Fiscal 3Q26
Fiscal 4Q26
Fiscal 1Q27

ADJUSTED GROSS MARGIN[1] EXPANSION (BPS)*


+60
+40
+140
+360
+240
Fiscal 1Q26
Fiscal 2Q26
Fiscal 3Q26
Fiscal 4Q26
Fiscal 1Q27

ADJUSTED OPERATING MARGIN[1] EXPANSION (BPS)*


+300
+290
+360
+330
+480
Fiscal 1Q26
Fiscal 2Q26
Fiscal 3Q26
Fiscal 4Q26
Fiscal 1Q27

*See Appendix

RAISED FISCAL 2027 OUTLOOK

+5.0%-6.5%
FY27 Reported Sales Growth
Up from +3%-5%

+4.0%-5.5%
FY27 Organic Sales Growth*[1]
Up from +3%-5%

12.9%-13.7%
FY27 Adjusted Operating Margin*[1]
Up from 12.7%-13.5%

+28%-38%
FY27 Adjusted Diluted EPS Growth*[1]
Up from +24%-34%



*See Appendix

PRESTIGE BEAUTY’S STRUCTURAL DRIVERS Skin Care Makeup (girls) Fragrance U.S. TEENS: AVERAGE AGE OF FIRST BEAUTY CATEGORY PARTICIPATION Source: BCG x WWD, April 2025, Survey of 1,239 current teens and 726 former teens 2000s Teens 2010s Teens Early 2020s Teens Today’s Teens 15 years 10 years 11.25 years 12.5 years 13.75 years 2020 2050 million Source: Beautystreams, Longevity Market Pulse, citing United Nations Department of Economic and Social Affairs ~700 billion ~1.5 PEOPLE GLOBALLY AGED 65+ GREATER CONSUMER LIFETIME VALUE EMERGING MIDDLE CLASS (MILLIONS OF HOUSEHOLDS) 2015 2025 2035 India Asia, excluding China & India Latin America Eastern Europe Africa & Middle East 10 13 53 33 19 128 31 32 73 63 19 218 106 81 105 69 36 397PRESTIGE BEAUTY’S STRUCTURAL DRIVERS Source: “The Outlook For The Emerging Markets Middle Class” Report, Oxford Economics March 2026. Middle Class as the number of households with disposable income between $20,000-$70,000 per year +13% 2025–2035E CAGR +10% +4% +7% +1% EMERGING MARKETS PRESTIGE BEAUTY’S STRUCTURAL DRIVERS CATEGORY MIX BY REGION CY25 Source: *Euromonitor International Limited 2025 © All rights reserved 11% 18% 61% 10% ASIA/PACIFIC, INCLUDING CHINA Fragrance Hair Care Makeup Skin Care 33% 26% 26% 16% THE AMERICAS Skin Care Hair Care Fragrance Makeup 15% 28% 11% EMEA Makeup Skin Care Hair Care 46% FragranceFRAGRANCE FRAGRANCE’S GLOBAL GROWTH Every Region Is Expected to Contribute to Growth Significant Opportunity to Increase Penetration in Asia/Pacific +High Single-Digit* CY25-CY30E CAGR INDUSTRY GROWTH RATE +4%-5% Nearly 3% Fiscal 2026 Fiscal 2028-2030E CAGR POSITIONED TO CAPTURE PRESTIGE BEAUTY’S ACCELERATING TRENDS

FOCUSED ON DELIVERING FISCAL 2030 AMBITION

Mid Single-Digit
Organic[1] *Sales Growth Annually through Fiscal 2030*

Fiscal 2030 Adjusted Operating Margin[1]
16.5%-18.5%



*See Appendix

BEAUTY REIMAGINED: TURNING AMBITION INTO ACTION


Akhil Shrivastava
EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER

DRIVE LONG-TERM VALUE CREATION

Growth
Sustainable Sales Growth
Outperform Global Prestige Beauty & Gain Share

Margin
Improved Profitability
Expand Margins & Generate Operating Leverage

Cash
Stronger Cash Generation
Efficient Working Capital
Optimized Capital Expenditures


CLINIQUE
moisture surge
100H auto-replenishing hydrator
soin auto-réhydratant 100H
ALOE BIOFERMENT + HA

FUEL GROWTH WHILE IMPROVING PROFITABILITY
VALUE CREATION PLAYBOOK

+3% ORGANIC NET SALES[1]
Fiscal 2026 Growth

+150BPS ADJUSTED GROSS MARGIN[1]
Fiscal 2026 Expansion

+7% INCREASE IN CONSUMER-FACING INVESTMENTS
Fiscal 2026[7], including co-op advertising

+140BPS OF ADJUSTED OPERATING MARGIN[1] ***EXPANSION DRIVEN BY NON-CONSUMER-FACING EXPENSE OPTIMIZATION***
Fiscal 2026

+320BPS ADJUSTED OPERATING MARGIN[1]
Fiscal 2026 Expansion

*See Appendix

COST STRUCTURE (% OF NET SALES)[8]


26.0%
Cost of Sales
24.5%
36.9%
Consumer-Facing Expenses[7]
36.6%
29.1%
Non-Consumer-Facing Expenses
27.7%
8.0%
Adjusted Operating Margin[1]
11.2%
Fiscal 2025
Fiscal 2026

EXPAND ADJUSTED GROSS MARGIN

76% – 78%
Fiscal 2030 Outlook*[1]

A MORE AGILE AND EFFICIENT VALUE CHAIN

- PROCUREMENT AND PLATFORM SAVINGS
- HIGHER OVERHEAD PRODUCTIVITY
- ZERO WASTE MINDSET IN OPERATIONS
- IMPROVE PRICE RATIONALIZATION VIA OPTIMIZED PROMOTIONS


Bruno Jovanovic
NORTHERN LOVE
EDITIONS DE PARFUMS

*See Appendix

BUILD ON MEASURABLE PROGRESS

ADJUSTED GROSS MARGIN[1]*


78%
76%
75.5%
74.0%
71.7%
Fiscal 2024
Fiscal 2025
Fiscal 2026
Fiscal 2030 Outlook


LA MER
THE REJUVENATING NIGHT CREAM
LA CRÈME DE NUIT RÉGÉNÉRATION INTENSE

*See Appendix

MAINTAIN COST DISCIPLINE AND EFFICIENCY AS THE BUSINESS GROWS

NON-CONSUMER-FACING EXPENSES (% OF NET SALES)


29.1%
27.7%
FY25
FY26
FY27
FY30

EXECUTE PRGP
Full run-rate benefits in FY28

EMBED EVERYDAY EFFICIENCY
AI and standardized One ELC processes

ONGOING TRANSFORMATION
Procurement, organizational effectiveness and media efficiency

CONTINUE TO INVEST TO BUILD BRAND DESIRABILITY AND DRIVE GROWTH

CONSUMER-FACING INVESTMENTS[7] ($)*


% OF NS
+3%
YoY Growth
+7%
YoY Growth
FY25
FY26
FY27
FY30

INVEST FOR GROWTH

IMPROVE INVESTMENT EFFECTIVENESS

DELIVER OPERATING LEVERAGE

*See Appendix

EXPAND ADJUSTED OPERATING MARGIN*[1]

ADJUSTED OPERATING MARGIN*[1]

BETWEEN 850BPS TO 1,050BPS OF EXPANSION IN 5 YEARS


18.5%
16.5%
13.7%
11.2%
12.9%
8.0%
FY25
FY26
FY27 Revised Outlook
FY30


THE GREAT GIFT ODYSSEY

*See Appendix

IMPROVE ADJUSTED EFFECTIVE TAX RATE*[1] THROUGH FISCAL 2030


38.8%
35.7%
33%-34%
30% or below
FY25
FY26
FY27
FY30

RECOVERY AND REBALANCING OF PROFITABILITY

TAX PLANNING INITIATIVES ALIGNED WITH STRATEGIC CHANGES TO OUR MIX OF BUSINESS

*See Appendix

DELIVER ADJUSTED EPS GROWTH*[1]

Sales Growth + Margin Expansion + Lower Effective Tax Rate

Double-Digit Adjusted EPS Growth through Fiscal 2030



*See Appendix

GENERATE CASH TO FUND GROWTH AND ENHANCE FINANCIAL FLEXIBILITY

Operating Cash Flow − Capital Expenditures = Free Cash Flow*[1]

Maintain Disciplined Capital Allocation

INVEST IN THE BUSINESS

REPAY DEBT

RETURN CAPITAL TO SHAREHOLDERS

WHITESPACE M&A - MINORITY INVESTMENTS AND SINGLE-BRAND ACQUISITIONS


BOBBI BROWN

*See Appendix

CREATE LONG-TERM VALUE THROUGH BEAUTY REIMAGINED Growth Outperform Global Prestige Beauty & Gain Share Margin Deliver Operating Leverage at the Same Level of Sales Growth Cash Generate Stronger Cash with Disciplined Capital Allocation Strong and Sustainable Value Creation Brian Franz CHIEF TECHNOLOGY & TRANSFORMATION OFFICER BEAUTY REIMAGINED: TURNING AMBITION INTO ACTION ONE ELC TRANSFORMATION DRIVES SUSTAINABLE GROWTH, MARGINS AND PROFITABILITY CONTINUOUS OPTIMIZATION ALIGNED TO BEAUTY REIMAGINED AI AS AN ENTERPRISE CAPABILITY WITH DATA AS A STRATEGIC ASSET ACCELERATE BEST-IN-CLASS CONSUMER COVERAGE Unified Commerce Digital/Consumer Flywheel Dynamic Value Chain CREATE TRANSFORMATIVE INNOVATION Faster Innovation BOOST CONSUMER-FACING INVESTMENTS Decision Intelligence FUEL SUSTAINABLE GROWTH THROUGH BOLD EFFICIENCIES Spend Efficiency REIMAGINE THE WAY WE WORK Enterprise Business Services II. DECISION INTELLIGENCE Connect data and insights to improve decisions I. NEW CAPABILITIES & GROWTH Power differentiated experiences and products III. INDIVIDUAL PRODUCTIVITY & PROCESS AUTOMATIONS Enable employees with enterprise AI tools and agentic automation EMBEDDING AI IN THE EXPERIENCES, DECISIONS AND WORKFLOWS THAT MATTER MOST Foundations Established ✓ Evolved Organization ✓ Partner Ecosystem ✓ Unified Data Platform ✓ Unified Commerce Platform ✓ Governance

FOCUSING ON HIGHEST-VALUE OPPORTUNITIES TO SCALE AI

NEW CAPABILITIES & GROWTH
Agentic Commerce & Experiences
AI-Enabled Product Innovation

DECISION INTELLIGENCE
Conversational Analytics
Formula Development
Inventory Deployment

INDIVIDUAL PRODUCTIVITY & PROCESS AUTOMATIONS
People Experience Transformation
Enterprise Enablement


CLINIQUE

VALUE-BASED, END-TO-END PROCESS REDESIGN ENABLING CONTINUOUS PRODUCTIVITY

FOCUSING ON HIGHEST-VALUE OPPORTUNITIES TO SCALE AI

NEW CAPABILITIES & GROWTH
Agentic Commerce & Experiences
AI-Enabled Product Innovation


CLINIQUE


AIRTISTRY
INTRODUCING AIRTISTRY
This tool uses artificial intelligence and is only informational. Its recommendations have not been formally evaluated for quality, and – importantly – have not been evaluated for equity, including whether it performs fairly and consistently across all skin tones, undertones, and complexions. It is provided as is and used at your own risk. Please do not input personal or sensitive information. By starting a chat, you agree to this, the Terms & Conditions, and that we and our providers will keep a transcript of the chat. View our Privacy Policy.
Tell us what you're looking for and who it's for…

FOCUSING ON HIGHEST-VALUE OPPORTUNITIES TO SCALE AI

NEW CAPABILITIES & GROWTH
Agentic Commerce & Experiences
AI-Enabled Product Innovation

DECISION INTELLIGENCE
Conversational Analytics
Formula Development
Inventory Deployment

INDIVIDUAL PRODUCTIVITY & PROCESS AUTOMATIONS
People Experience Transformation
Enterprise Enablement


CLINIQUE

VALUE-BASED, END-TO-END PROCESS REDESIGN ENABLING CONTINUOUS PRODUCTIVITY

FOCUSING ON HIGHEST-VALUE OPPORTUNITIES TO SCALE AI


peoplehub.elcompanies.com
AskELC

INDIVIDUAL PRODUCTIVITY & PROCESS AUTOMATIONS
People Experience Transformation
Enterprise Enablement

UNIFIED COMMERCE PLATFORM: EFFICIENT, SCALABLE FOUNDATION TO DRIVE OMNICHANNEL EXPERIENCE AND GROWTH

↑ ***+12%*** *checkout completion*

↑ ***~60%*** *Shop Pay adoption*

↑ ***90*** *Search Engine Optimization score*

↓ ***6-8 weeks*** *launch time (vs. 5-6 months)*

LAUNCHING ACROSS PORTFOLIO BY FY28


New
PINK BLAZER
FROST LIPSTICK
High Pearl Finish, Medium Buildable Coverage, Moisturizing Lipstick
(254)
$24.00
ADD TO BAG



DECISION INTELLIGENCE TO OPTIMIZE RESOURCE ALLOCATION REAL-TIME

- Connected AI Decision Layer
- Unified Commerce Platform
- Unified Data Platform

→ **DECISION INTELLIGENCE ENGINE**

Across 4 focus areas:

R&I	Marketing	Value Chain	Commercial

→

- ✓ Connected insights
- ✓ Forward-looking
- ✓ Faster, better decisions


ESTÉE LAUDER
RE-NUTRIV
AGE REVERSAL
ULTIMATE DIAMOND RECOVERY CRÈME
CRÈME LONGÉVITÉ RÉGÉNÉRANTE

DRIVING INDIRECT SPEND EFFICIENCY

PROCUREMENT & PROCESS EXCELLENCE

DISCIPLINED SPEND MANAGEMENT

TAIL SPEND CONSOLIDATION


Dr.Jart+
Ceramidin™
Skin Barrier Moisture Recovery Serum
Sérum Réparateur Hydratant pour la Barrière Cutanée

ENTERPRISE BUSINESS SERVICES BUILDS SCALABLE FOUNDATION FOR GROWTH



Enterprise model connecting:
Finance, Tech, Data & Analytics, People, Supply Chain Planning, Consumer Care, Marketing

FOCUS ON CONSUMER CENTRICITY

- Simplify critical processes
- Change the work to drive agility
- Enable ELC to focus on consumers

STRATEGIC LEVERS

- Leverage partner expertise
- Harness shared tech / data to operate & scale
- B.E.A.U.T.Y. Commitments

STANDARDIZED | INTEGRATED PLATFORMS / AI | SCALABLE | EFFICIENCY | CONTINUOUS OPTIMIZATION

EMPOWERING OUR PEOPLE TO REIMAGINE WORK WITH AI


JO MALONE
LONDON
SEA SALT & BERGAMOT
COLOGNE

BUILD CAPABILITIES THROUGH LEARNING

>50% of knowledge workers trained on AI

90% Active Adoption of enterprise AI tools*

+60% usage since last year**

CREATE SHARED AI-FORWARD MINDSET

Notes: * Active adoption across Microsoft 365 Copilot and ChatGPT Enterprise users. ** Growth in ChatGPT active usage compared with the same period last year.

CHINA ACCELERATES LEARNING FOR ONE ELC TRANSFORMATION

China-specific | Global capabilities

CONTINUOUS IMPROVEMENT ALIGNED TO BEAUTY REIMAGINED

ACCELERATE BEST-IN-CLASS CONSUMER COVERAGE
Unified Consumer Data Platform
Omni Experience
Tech-Driven Fulfillment Automation

CREATE TRANSFORMATIVE INNOVATION
China Innovation Center

BOOST CONSUMER-FACING INVESTMENTS
Decision Intelligence

FUEL SUSTAINABLE GROWTH THROUGH BOLD EFFICIENCIES
Spend Efficiency

REIMAGINE THE WAY WE WORK
Enterprise Business Services


SHIU 25




TOM FORD
TAORMINA ORANGE
EAU DE PARFUM


New
CLINIQUE



AI AS AN ENTERPRISE CAPABILITY WITH DATA AS A STRATEGIC ASSET

ONE ELC TRANSFORMATION DRIVES SUSTAINABLE GROWTH AND MARGIN EXPANSION

DRIVING CONTINUOUS OPTIMIZATION THROUGH

- ✓ FOUNDATIONAL PLATFORMS
- ✓ TALENT AND ECOSYSTEM
- ✓ SIMPLIFICATION OF HOW WE WORK
- ✓ SPEND DISCIPLINE
- ✓ AI FOR SPEED, AGILITY AND INNOVATION

Q&A